UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2019

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54786	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Fernand-Poitras

Terrebonne, Quebec, Canada, J6Y 1Y4

(Address of principal executive offices, including zip code)

(450) 951-8555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOOP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2019, the board of directors (the “Board”) of Loop Industries, Inc., a Nevada corporation (the “Company”), elected Mr. Andrew Lapham as a member of the Board.

In connection with his election, Mr. Lapham was granted 18,033 restricted stock units under the Company’s 2017 Equity Incentive Plan, representing a pro-rated portion of the Company’s standard non-executive director annual equity grant under the Company’s Third Amended and Restated Outside Director Compensation Policy. This award will fully vest on the earlier of the one year anniversary of the grant date or the day prior to the Company's next annual meeting of the stockholders, subject to continued service through the vesting date.

As previously disclosed on May 29, 2019, Mr. Lapham was selected as a director of the Company pursuant to the investment by Northern Private Capital Inc. (“NPC”) into the Company (the “NPC Investment”). Mr. Lapham co-founded and serves as the Global and Canadian Chair of Northern Private Capital Inc. There are no family relationships between Mr. Lapham and any director, executive officer or person nominated or chose by the Company to become a director or executive office of the company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”).

In connection with the NPC Investment, as previously disclosed on June 14, 2019, the Company entered into that certain Securities Purchase Agreement, as amended, by and among the Company, Northern Private Capital Fund I Limited Partnership, an accredited investor (the “Purchaser”), and Daniel Solomita (“Solomita”), in his individual capacity and solely for the purposes of the Voting Arrangement (as defined below) (the “Amended SPA”). Pursuant to the Amended SPA, the Purchaser has the right to nominate one director to be appointed to the Company’s board of directors and Solomita has agreed to vote all shares of Common Stock he then owns or has control over to elect such director (the “Voting Arrangement”) for as long as Northern Private Capital Fund I Limited Partnership, individually or in the aggregate with any other fund managed by Northern Private Capital Ltd. (collectively, “NPC Companies”), holds at least a number of shares of the Company’s common stock (the “Common Stock”) equivalent to ten percent (10%) of the number of shares of Common Stock issued and outstanding (the “Nomination Threshold”), or, to the extent that the Company issues shares of Common Stock such that the ownership of NPC Companies falls below ten percent (10%) of the number of shares of Common Stock issued and outstanding, and NPC Companies have not sold or transferred any shares (other than sales or transfers among NPC Companies), then the Nomination Threshold would be reduced proportionately to reflect the percentage by which NPC Companies will have been diluted, provided that the Nomination Threshold will not be lower than eight percent (8%).

Other than as mentioned above, since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Lapham had direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

The Company expects that Mr. Lapham will execute the Company’s standard form of indemnification agreement, a copy of which has been previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2017.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of the Company was held on June 27, 2019 at Sheraton Laval Hotel in Laval, Quebec. At the 2019 Annual Meeting, the Company’s shareholders re-elected Jay Stubina, Laurence Sellyn and Sidney Horn to serve as members of the Board until the 2020 Annual Meeting of Shareholders or until their respective successors have been elected and qualified. On June 26, 2019, Daniel Solomita was elected to the Board upon the affirmative vote of the sole holder of the Company’s Series A Preferred Stock. In addition, the Company’s shareholders took the following actions at the 2019 Annual Meeting: (i) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020 was ratified; (ii) the amendment to the 2017 Equity Incentive Plan to increase the share reserve by 500,000 shares of the Company’s common stock was approved; (iii) a proposal for advisory approval of the Company’s 2019 executive compensation (the “Say-on-Pay Vote”) was approved; and (iv) an advisory vote regarding the frequency of the Say-on-Pay Vote resulted in shareholders approving an annual Say-on-Pay Vote.

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The proposals below are described in detail in the Company’s definitive proxy statement dated May 10, 2019. The voting results for each proposal were as follows:

Proposal 1: Election of three directors to hold office until the 2020 Annual Meeting of Shareholders:

	For	Against	Abstain	Broker Non-Votes
Jay Stubina	21,782,739	76,173	2,090	5,152,379
Laurence Sellyn	21,780,316	78,231	2,455	5,152,379
Sidney Horn	21,818,610	40,352	2,040	5,152,379

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020:

For	Against
26,990,133	21,398

Proposal 3: Amendment to the 2017 Equity Incentive Plan to increase the share reserve by 500,000 shares of the Company’s common stock:

For	Against	Abstain	Broker Non-Votes
21,098,864	705,610	56,528	5,152,379

Proposal 4: Advisory vote to approve executive compensation:

For	Against	Abstain	Broker Non-Votes
20,817,587	501,172	542,243	5,152,379

Proposal 5: Advisory vote regarding frequency of advisory vote to approve executive compensation:

1 Year	2 Years	3 Years	Abstain
21,369,818	8,266	21,629	461,289

After careful consideration of this proposal and feedback from our shareholders, the Board determined that the Company should hold a non-binding advisory Say-on-Pay Vote on the Company’s compensation of its named executive officers, as disclosed in the Company’s proxy statement, on an annual basis until the next required vote by the Company’s shareholders on the frequency of such vote.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: July 1, 2019	By:	/s/ Daniel Solomita
Daniel Solomita
Chief Executive Officer and President

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